EXHIBIT 99.1

First Financial Bancorp Reports Third Quarter 2015 Financial Results
Celebrates 100th Consecutive Quarter of Profitability

•	Net Income of $18.7 million

•	Earnings per Share of $0.30

•	Return on Average Assets of 0.97%

•	Return on Average Tangible Common Equity of 12.33%

•	Net Interest Margin of 3.67% (fully tax equivalent)

Cincinnati, Ohio - October 22, 2015 - First Financial Bancorp (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the third quarter 2015. For the three months ended September 30, 2015, the Company recorded net income of $18.7 million, or $0.30 per diluted common share, compared to net income of $18.9 million, or $0.31 per diluted common share, in the second quarter of 2015 and $15.3 million, or $0.26 per diluted common share, in the third quarter of 2014.

Third quarter results included approximately $3.3 million of pre-tax non-operating expenses which were primarily related to the previously announced acquisition of Indianapolis, Indiana based Oak Street Holdings Corporation ("Oak Street") which closed during the quarter and adjustments to reserves for litigation-related items. Excluding these items, net income was $20.9 million, or $0.34 per diluted common share, return on average assets was 1.09% and return on average tangible common equity was 13.77%.

As of September 30, 2015, gross loan balances related to the Oak Street acquisition were $245.3 million. Excluding expenses related to the acquisition, which closed on August 14, 2015, Oak Street contributed approximately $0.02 to earnings per diluted share and 10 bps to net interest margin during the quarter.

Claude Davis, Chief Executive Officer, commented, “I am very pleased with our results for the third quarter, which marks our 100th consecutive quarter of profitability. On an operating basis, our net income grew 11% compared to the second quarter and 12% compared to the third quarter last year. Although net interest margin continues to be constrained by the prolonged low interest rate environment we are excited about the growth opportunities throughout our footprint. We are especially encouraged by the organic growth in our core-bank loan portfolio which increased by approximately 10%, on an annualized basis, compared to the linked quarter. In addition, the acquisition of Oak Street added $245.3 million of high yielding loans to our already well-diversified balance sheet."

"Our ability to successfully grow low-cost deposits continues to provide competitive advantage as we compete for new business and will be especially advantageous to us with the addition and expansion of Oak Street's high-yielding loan portfolio."

"We remain committed to our stated objectives of top-quartile performance. During the quarter, we generated $120.6 million of organic loan growth, completed the acquisition of Oak Street, and issued $120.0 million of 10-year subordinated debt.”

"As we look forward to the rest of 2015 and beyond, our focus remains centered on serving the financial needs of our commercial, small business, consumer and wealth management clients.”

NET INTEREST INCOME AND NET INTEREST MARGIN

Net interest income for the third quarter was $63.2 million as compared to $58.7 million for the second quarter 2015 and $58.4 million for the third quarter 2014. Compared to the linked quarter, total interest income increased $4.8 million, or 7.6%, while total interest expense increased $0.3 million, or 6.7%. Net interest margin was 3.67%, on a fully tax equivalent basis, for the third quarter compared to 3.62% for the second quarter 2015 and 3.71% for the third quarter 2014.

Interest income earned on loans increased $4.1 million compared to the prior quarter, as average loan balances increased $233.3 million during the period, which included one additional day. The effective yield earned on the loan portfolio increased by 7 bps to 4.52% primarily related to the acquisition of Oak Street.

Interest income earned on investment securities increased $0.7 million compared to the prior quarter while average balances increased $65.3 million. The effective yield earned on the investment portfolio increased 5 bps to 2.39% as slower prepayments positively affected portfolio yields and the Company reinvested cash flows into predominately fixed-rate instruments during the quarter.

Interest expense increased by $0.3 million compared to the prior quarter due primarily to a $159.5 million increase in average borrowed funds and a $169.6 million increase in average interest-bearing deposits. The Company recorded non-interest expense of $0.7 million related to the prepayment of $14.1 million of, primarily acquired, long-term FHLB debt during the period. This was partially offset by the accelerated amortization of the fair-value mark which reduced interest expense by $0.5 million. During the quarter, the Company also issued $120.0 million of 10-year subordinated debt at 5.125% and raised $211.5 million of brokered time deposits, at a weighted average cost of 51 bps, to support the acquisition of Oak Street. The effective cost of borrowed funds decreased by 2 bps to 35 bps and the cost of interest-bearing deposits was unchanged at 42 bps.

NON-INTEREST INCOME

The Company's non-interest income was $20.4 million for the third quarter of 2015 compared to $21.4 million for the second quarter of 2015 and $16.5 million for the third quarter of 2014. The $1.1 million decrease versus the linked quarter was primarily related to a $0.7 million decrease in gain on sale of investment securities, a $0.7 million decrease in FDIC loss sharing income and a $0.2 million decrease in gain on sale of mortgage loans partially offset by a $0.7 million increase in fees related to the Company's client derivative program.

NON-INTEREST EXPENSE

The Company's non-interest expense was $53.0 million for the third quarter of 2015 compared to $48.8 million for the second quarter of 2015 and $51.4 million for the third quarter of 2014. The $4.2 million increase over the linked quarter was primarily related to $2.6 million of expenses related to the acquisition of Oak Street, $0.7 million related to prepayment of FHLB debt and $0.7 million related to reserve adjustments for litigation-related items which were resolved during the quarter. Non-interest expense for the quarter included approximately $0.9 million related to Oak Street operating expenses subsequent to the closing.

BALANCE SHEET & CAPITAL

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Total assets were $7.9 billion, total loans were $5.2 billion and investment securities were $1.9 billion as of September 30, 2015. Total assets increased by $497.2 million, or 26.7% annualized, from the prior quarter and by $527.1 million, or 7.2%, over the prior year, including the impact of the Oak Street acquisition. Total loans increased by $363.3 million, or 29.7% annualized, from the prior quarter and by $433.8 million, or 9.1%, over the prior year, including the impact of the Oak Street acquisition. Investment securities increased by $77.9 million, or 17.2% annualized, from the prior quarter and decreased by $1.0 million, or 0.1%, over the prior year.

Including approximately $212 million of brokered time deposits related to the Oak Street acquisition, total deposits were $6.1 billion as of September 30, 2015, an increase of $365.6 million, or 25.4% annualized, compared to the prior quarter and $548.4 million, or 9.9%, higher than a year ago. Borrowed funds were $883.0 million as of September 30, 2015, compared to $757.1 million as of June 30, 2015 and $972.0 million as of September 30, 2014.

During the quarter, the Company repurchased 148,935 shares at a weighted average price of $18.68 and has repurchased 1,399,835 of the 5,000,000 shares authorized in 2012. As of September 30, 2015, the Company had total shareholders' equity of $813.0 million, an increase of $10.6 million, or 5.3% annualized, over the prior quarter and $39.1 million, or 5.1%, over the prior year.

The Company's regulatory capital ratios remain strong and, as of September 30, 2015, were as follows: leverage ratio of 8.58%, total capital ratio of 13.37%, tier 1 capital ratio of 10.52% and tangible common equity ratio of 7.84%. The Company's tangible book value per share was $9.74 as of September 30, 2015.

ASSET QUALITY

Third quarter provision expense was $2.6 million and the total allowance for loan and lease losses as of September 30, 2015 was $53.3 million.  The allowance as a percentage of period-end loans was 1.02% at the end of the third quarter.  The balance of the Company's total allowance and loan marks, net of the indemnification asset, was 1.17% of total loans and leases as of September 30, 2015 which represents a 10 bps decline from 1.27% as of June 30, 2015. This change is largely attributable to elevated levels of payoff activity in the covered / formerly covered loan portfolio, the addition of the Oak Street loan portfolio and solid organic loan growth during the third quarter.

For the third quarter, net charge-offs totaled $2.2 million, a decrease of $1.1 million, or 33.0% compared to the linked quarter, and were 0.17% of average loans on an annualized basis.  Nonaccrual loans decreased $4.0 million, or 10.0%, to $35.7 million as of September 30, 2015.  Total classified assets decreased $11.2 million, or 8.0%, to $128.7 million as of September 30, 2015, primarily due to a decrease in both commercial real estate and covered/formerly covered classified assets.

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Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, October 23, 2015 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10074410. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information and any non-GAAP reconciliations related to this release is available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

About First Financial Bancorp
First Financial Bancorp is a Cincinnati, Ohio based bank holding company. As of September 30, 2015, the Company had $7.9 billion in assets, $5.2 billion in loans, $6.1 billion in deposits and $813.0 million in shareholders’ equity. The Company’s subsidiary, First Financial Bank, N.A., founded in 1863, provides banking and financial services products through its four lines of business: commercial, consumer, wealth management and mortgage. The commercial, consumer and mortgage units provide traditional banking services to business and retail clients. First Financial Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.3 billion in assets under management as of September 30, 2015. The Company’s strategic operating markets are located in Ohio, Indiana and Kentucky where it operates 106 banking centers. Additional information about the Company, including its products, services and banking locations is available at www.bankatfirst.com.

Forward-Looking Statement
Certain statements contained in this release which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors and statements of future economic performances and statements of assumptions underlying such statements. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Management’s analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially. These factors include, but are not limited to: economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; the effect of and changes in policies and laws or regulatory agencies (notably the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act); management’s ability to effectively execute its business plan; mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; the effect of changes in accounting policies and practices; and the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as well as its other filings with the SEC, for a more detailed discussion of these risks, uncertainties and other factors that could cause actual results to differ from those discussed in the forward-looking statements. Such forward-looking statements are meaningful only on the date when such statements are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.

Contact Information
Investors/Analysts                    Media
Eric Stables                        Adam Kiefaber
Investor Relations                    Media Relations
(513) 458-6454                        (513) 979-5735
eric.stables@bankatfirst.com                adam.kiefaber@bankatfirst.com

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Selected Financial Information
September 30, 2015
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Nine months ended,
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2015	2015	2015	2014	2014	2015	2014
RESULTS OF OPERATIONS
Net income	$18,673	$18,949	$17,621	$18,599	$15,344	$55,243	$46,401
Net earnings per share - basic	$0.31	$0.31	$0.29	$0.31	$0.26	$0.90	$0.80
Net earnings per share - diluted	$0.30	$0.31	$0.29	$0.30	$0.26	$0.89	$0.79
Dividends declared per share	$0.16	$0.16	$0.16	$0.16	$0.15	$0.48	$0.45

KEY FINANCIAL RATIOS
Return on average assets	0.97%	1.05%	0.99%	1.02%	0.88%	1.00%	0.94%
Return on average shareholders' equity	9.12%	9.49%	9.06%	9.46%	8.16%	9.23%	8.75%
Return on average tangible shareholders' equity	12.33%	11.60%	11.12%	11.63%	10.15%	12.54%	11.02%

Net interest margin	3.61%	3.56%	3.61%	3.67%	3.66%	3.59%	3.73%
Net interest margin (fully tax equivalent) (1)	3.67%	3.62%	3.67%	3.72%	3.71%	3.65%	3.78%

Ending shareholders' equity as a percent of ending assets	10.32%	10.87%	10.98%	10.86%	10.52%	10.32%	10.52%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	7.84%	9.08%	9.16%	9.02%	8.71%	7.84%	8.71%
Risk-weighted assets	9.90%	11.63%	11.64%	12.02%	12.07%	9.90%	12.06%

Average shareholders' equity as a percent of average assets	10.67%	11.05%	10.95%	10.77%	10.75%	10.89%	10.75%
Average tangible shareholders' equity as a percent of
average tangible assets	8.12%	9.23%	9.11%	8.94%	8.83%	8.25%	8.73%

Book value per share	$13.17	$13.00	$12.90	$12.76	$12.61	$13.17	$12.61
Tangible book value per share	$9.74	$10.65	$10.54	$10.38	$10.23	$9.74	$10.23

Common equity tier 1 ratio (2)	10.51%	12.34%	12.29%	12.69%	12.74%	10.51%	12.74%
Tier 1 ratio (2)	10.52%	12.35%	12.29%	12.69%	12.74%	10.52%	12.74%
Total capital ratio (2)	13.37%	13.31%	13.27%	13.71%	13.80%	13.37%	13.80%
Leverage ratio (2)	8.58%	9.77%	9.67%	9.44%	9.70%	8.58%	9.70%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$5,032,708	$4,793,471	$4,770,671	$4,758,374	$4,403,591	$4,866,577	$4,133,434
FDIC indemnification asset	19,848	20,744	22,112	24,172	28,050	20,893	35,221
Investment securities	1,848,083	1,782,785	1,762,622	1,811,941	1,865,241	1,798,143	1,828,207
Interest-bearing deposits with other banks	37,468	19,960	21,255	22,617	29,433	26,287	14,448
Total earning assets	$6,938,107	$6,616,960	$6,576,660	$6,617,104	$6,326,315	$6,711,900	$6,011,310
Total assets	$7,611,389	$7,243,886	$7,201,313	$7,241,869	$6,937,283	$7,353,698	$6,598,894
Noninterest-bearing deposits	$1,344,049	$1,325,485	$1,286,067	$1,290,754	$1,179,207	$1,318,746	$1,129,107
Interest-bearing deposits	4,615,886	4,446,248	4,361,525	4,372,529	4,041,255	4,475,485	3,857,510
Total deposits	$5,959,935	$5,771,733	$5,647,592	$5,663,283	$5,220,462	$5,794,231	$4,986,617
Borrowings	$746,706	$587,225	$691,012	$733,726	$896,328	$675,185	$828,463
Shareholders' equity	$812,396	$800,598	$788,511	$780,131	$745,729	$800,589	$709,115

CREDIT QUALITY RATIOS (4)
Allowance to ending loans	1.02%	1.09%	1.11%	1.11%	0.95%	1.02%	0.95%
Allowance to nonaccrual loans	149.33%	133.28%	107.98%	109.06%	101.94%	149.33%	101.94%
Allowance to nonperforming loans	95.34%	88.49%	82.18%	82.08%	77.17%	95.34%	77.17%
Nonperforming loans to total loans	1.07%	1.23%	1.36%	1.35%	1.24%	1.07%	1.24%
Nonperforming assets to ending loans, plus OREO	1.36%	1.56%	1.79%	1.81%	1.49%	1.36%	1.49%
Nonperforming assets to total assets	0.90%	1.03%	1.18%	1.21%	0.90%	0.90%	0.90%
Net charge-offs to average loans (annualized)	0.17%	0.27%	0.16%	0.27%	0.07%	0.20%	0.13%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) September 30, 2015 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.
(4) Includes covered and previously covered assets for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014 as FDIC loss sharing coverage expired for the majority of these assets effective October 1, 2014.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Nine months ended,
	Sep. 30,			Sep. 30,
	2015	2014	% Change	2015	2014	% Change
Interest income
Loans, including fees	$58,694	$53,725	9.2%	$167,744	$151,749	10.5%
Investment securities
Taxable	9,986	10,227	(2.4)%	28,875	31,019	(6.9)%
Tax-exempt	1,163	894	30.1%	3,419	2,500	36.8%
Total investment securities interest	11,149	11,121	0.3%	32,294	33,519	(3.7)%
Other earning assets	(1,168)	(1,455)	(19.7)%	(3,511)	(4,162)	(15.6)%
Total interest income	68,675	63,391	8.3%	196,527	181,106	8.5%

Interest expense
Deposits	4,861	4,218	15.2%	14,302	11,140	28.4%
Short-term borrowings	374	354	5.6%	930	975	(4.6)%
Long-term borrowings	281	456	(38.4)%	876	1,505	(41.8)%
Total interest expense	5,516	5,028	9.7%	16,108	13,620	18.3%
Net interest income	63,159	58,363	8.2%	180,419	167,486	7.7%
Provision for loan and lease losses	2,647	893	196.4%	7,777	(524)	(1,584.2)%
Net interest income after provision for loan and lease losses	60,512	57,470	5.3%	172,642	168,010	2.8%

Noninterest income
Service charges on deposit accounts	4,934	5,263	(6.3)%	14,260	15,172	(6.0)%
Trust and wealth management fees	3,134	3,207	(2.3)%	10,042	10,258	(2.1)%
Bankcard income	2,909	2,859	1.7%	8,501	8,101	4.9%
Net gains from sales of loans	1,758	1,660	5.9%	5,146	2,793	84.2%
Net gain on sale of investment securities	409	0	100.0%	1,503	50	2,906.0%
FDIC loss sharing income	(973)	(192)	(406.8)%	(2,323)	408	(669.4)%
Accelerated discount on covered/formerly covered loans	3,820	789	384.2%	10,006	2,425	312.6%
Other	4,364	2,925	49.2%	12,248	7,816	56.7%
Total noninterest income	20,355	16,511	23.3%	59,383	47,023	26.3%

Noninterest expenses
Salaries and employee benefits	27,768	28,686	(3.2)%	82,160	79,562	3.3%
Net occupancy	4,510	4,577	(1.5)%	13,895	14,381	(3.4)%
Furniture and equipment	2,165	2,265	(4.4)%	6,537	6,325	3.4%
Data processing	2,591	4,393	(41.0)%	8,020	10,021	(20.0)%
Marketing	810	939	(13.7)%	2,671	2,555	4.5%
Communication	531	541	(1.8)%	1,659	1,726	(3.9)%
Professional services	4,092	1,568	161.0%	7,789	4,741	64.3%
State intangible tax	579	648	(10.6)%	1,733	1,936	(10.5)%
FDIC assessments	1,103	1,126	(2.0)%	3,307	3,334	(0.8)%
Loss (gain) - other real estate owned	196	(589)	(133.3)%	1,089	573	90.1%
Loss sharing expense	574	1,002	(42.7)%	1,451	4,036	(64.0)%
Other	8,073	6,263	28.9%	19,535	17,182	13.7%
Total noninterest expenses	52,992	51,419	3.1%	149,846	146,372	2.4%
Income before income taxes	27,875	22,562	23.5%	82,179	68,661	19.7%
Income tax expense	9,202	7,218	27.5%	26,936	22,260	21.0%
Net income	$18,673	$15,344	21.7%	$55,243	$46,401	19.1%

ADDITIONAL DATA
Net earnings per share - basic	$0.31	$0.26		$0.90	$0.80
Net earnings per share - diluted	$0.30	$0.26		$0.89	$0.79
Dividends declared per share	$0.16	$0.15		$0.48	$0.45

Return on average assets	0.97%	0.88%		1.00%	0.94%
Return on average shareholders' equity	9.12%	8.16%		9.23%	8.75%

Interest income	$68,675	$63,391	8.3%	$196,527	$181,106	8.5%
Tax equivalent adjustment	1,000	818	22.2%	2,971	2,278	30.4%
Interest income - tax equivalent	69,675	64,209	8.5%	199,498	183,384	8.8%
Interest expense	5,516	5,028	9.7%	16,108	13,620	18.3%
Net interest income - tax equivalent	$64,159	$59,181	8.4%	$183,390	$169,764	8.0%

Net interest margin	3.61%	3.66%		3.59%	3.73%
Net interest margin (fully tax equivalent) (1)	3.67%	3.71%		3.65%	3.78%

Full-time equivalent employees	1,394	1,395

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

		2015
	Third	Second	First		% Change
	Quarter	Quarter	Quarter	YTD	Linked Qtr.
Interest income
Loans, including fees	$58,694	$54,586	$54,464	$167,744	7.5%
Investment securities
Taxable	9,986	9,281	9,608	28,875	7.6%
Tax-exempt	1,163	1,139	1,117	3,419	2.1%
Total investment securities interest	11,149	10,420	10,725	32,294	7.0%
Other earning assets	(1,168)	(1,162)	(1,181)	(3,511)	0.5%
Total interest income	68,675	63,844	64,008	196,527	7.6%

Interest expense
Deposits	4,861	4,621	4,820	14,302	5.2%
Short-term borrowings	374	253	303	930	47.8%
Long-term borrowings	281	296	299	876	(5.1)%
Total interest expense	5,516	5,170	5,422	16,108	6.7%
Net interest income	63,159	58,674	58,586	180,419	7.6%
Provision for loan and lease losses	2,647	3,070	2,060	7,777	(13.8)%
Net interest income after provision for loan and lease losses	60,512	55,604	56,526	172,642	8.8%

Noninterest income
Service charges on deposit accounts	4,934	4,803	4,523	14,260	2.7%
Trust and wealth management fees	3,134	3,274	3,634	10,042	(4.3)%
Bankcard income	2,909	2,972	2,620	8,501	(2.1)%
Net gains from sales of loans	1,758	1,924	1,464	5,146	(8.6)%
Net gain on sale of investment securities	409	1,094	0	1,503	100.0%
FDIC loss sharing income	(973)	(304)	(1,046)	(2,323)	220.1%
Accelerated discount on covered/formerly covered loans	3,820	4,094	2,092	10,006	(6.7)%
Other	4,364	3,558	4,326	12,248	22.7%
Total noninterest income	20,355	21,415	17,613	59,383	(4.9)%

Noninterest expenses
Salaries and employee benefits	27,768	27,451	26,941	82,160	1.2%
Net occupancy	4,510	4,380	5,005	13,895	3.0%
Furniture and equipment	2,165	2,219	2,153	6,537	(2.4)%
Data processing	2,591	2,657	2,772	8,020	(2.5)%
Marketing	810	973	888	2,671	(16.8)%
Communication	531	558	570	1,659	(4.8)%
Professional services	4,092	1,727	1,970	7,789	136.9%
State intangible tax	579	577	577	1,733	0.3%
FDIC assessments	1,103	1,114	1,090	3,307	(1.0)%
Loss (gain) - other real estate owned	196	419	474	1,089	(53.2)%
Loss sharing expense	574	576	301	1,451	(0.3)%
Other	8,073	6,135	5,327	19,535	31.6%
Total noninterest expenses	52,992	48,786	48,068	149,846	8.6%
Income before income taxes	27,875	28,233	26,071	82,179	(1.3)%
Income tax expense	9,202	9,284	8,450	26,936	(0.9)%
Net income	$18,673	$18,949	$17,621	$55,243	(1.5)%

ADDITIONAL DATA
Net earnings per share - basic	$0.31	$0.31	$0.29	$0.90
Net earnings per share - diluted	$0.30	$0.31	$0.29	$0.89
Dividends declared per share	$0.16	$0.16	$0.16	$0.48

Return on average assets	0.97%	1.05%	0.99%	1.00%
Return on average shareholders' equity	9.12%	9.49%	9.06%	9.23%

Interest income	$68,675	$63,844	$64,008	$196,527	7.6%
Tax equivalent adjustment	1,000	988	983	2,971	1.2%
Interest income - tax equivalent	69,675	64,832	64,991	199,498	7.5%
Interest expense	5,516	5,170	5,422	16,108	6.7%
Net interest income - tax equivalent	$64,159	$59,662	$59,569	$183,390	7.5%

Net interest margin	3.61%	3.56%	3.61%	3.59%
Net interest margin (fully tax equivalent) (1)	3.67%	3.62%	3.67%	3.65%

Full-time equivalent employees	1,394	1,366	1,353

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2014
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans, including fees	$57,087	$53,725	$48,877	$49,147	$208,836
Investment securities
Taxable	9,905	10,227	10,355	10,437	40,924
Tax-exempt	1,060	894	796	810	3,560
Total investment securities interest	10,965	11,121	11,151	11,247	44,484
Other earning assets	(1,299)	(1,455)	(1,301)	(1,406)	(5,461)
Total interest income	66,753	63,391	58,727	58,988	247,859

Interest expense
Deposits	5,013	4,218	3,606	3,316	16,153
Short-term borrowings	293	354	292	329	1,268
Long-term borrowings	308	456	525	524	1,813
Total interest expense	5,614	5,028	4,423	4,169	19,234
Net interest income	61,139	58,363	54,304	54,819	228,625
Provision for loan and lease losses	2,052	893	(384)	(1,033)	1,528
Net interest income after provision for loan and lease losses	59,087	57,470	54,688	55,852	227,097

Noninterest income
Service charges on deposit accounts	5,102	5,263	5,137	4,772	20,274
Trust and wealth management fees	3,376	3,207	3,305	3,746	13,634
Bankcard income	2,639	2,859	2,809	2,433	10,740
Net gains from sales of loans	1,571	1,660	737	396	4,364
Net gain on sale of investment securities	20	0	0	50	70
FDIC loss sharing income	(43)	(192)	1,108	(508)	365
Accelerated discount on covered/formerly covered loans	1,759	789	621	1,015	4,184
Other	2,518	2,925	2,620	2,271	10,334
Total noninterest income	16,942	16,511	16,337	14,175	63,965

Noninterest expenses
Salaries and employee benefits	28,140	28,686	25,615	25,261	107,702
Net occupancy	4,806	4,577	4,505	5,299	19,187
Furniture and equipment	2,229	2,265	1,983	2,077	8,554
Data processing	2,942	4,393	2,770	2,858	12,963
Marketing	1,048	939	830	786	3,603
Communication	551	541	562	623	2,277
Professional services	1,429	1,568	1,449	1,724	6,170
State intangible tax	175	648	644	644	2,111
FDIC assessments	1,128	1,126	1,074	1,134	4,462
Loss (gain) - other real estate owned	289	(589)	711	451	862
Loss sharing expense	650	1,002	1,465	1,569	4,686
Other	6,275	6,263	5,503	5,416	23,457
Total noninterest expenses	49,662	51,419	47,111	47,842	196,034
Income before income taxes	26,367	22,562	23,914	22,185	95,028
Income tax expense	7,768	7,218	7,961	7,081	30,028
Net income	$18,599	$15,344	$15,953	$15,104	$65,000

ADDITIONAL DATA
Net earnings per share - basic	$0.31	$0.26	$0.28	$0.26	$1.11
Net earnings per share - diluted	$0.30	$0.26	$0.28	$0.26	$1.09
Dividends declared per share	$0.16	$0.15	$0.15	$0.15	$0.61

Return on average assets	1.02%	0.88%	0.99%	0.96%	0.96%
Return on average shareholders' equity	9.46%	8.16%	9.19%	8.95%	8.94%

Interest income	$66,753	$63,391	$58,727	$58,988	$247,859
Tax equivalent adjustment	946	818	758	702	3,224
Interest income - tax equivalent	67,699	64,209	59,485	59,690	251,083
Interest expense	5,614	5,028	4,423	4,169	19,234
Net interest income - tax equivalent	$62,085	$59,181	$55,062	$55,521	$231,849

Net interest margin	3.67%	3.66%	3.70%	3.82%	3.71%
Net interest margin (fully tax equivalent) (1)	3.72%	3.71%	3.76%	3.87%	3.76%

Full-time equivalent employees	1,369	1,395	1,296	1,286

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	% Change	% Change
	2015	2015	2015	2014	2014	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$112,298	$116,318	$111,011	$110,122	$121,360	(3.5)%	(7.5)%
Interest-bearing deposits with other banks	24,191	41,027	25,350	22,630	22,365	(41.0)%	8.2%
Investment securities available-for-sale	1,069,667	955,764	892,169	840,468	929,594	11.9%	15.1%
Investment securities held-to-maturity	756,035	791,839	839,666	867,996	900,521	(4.5)%	(16.0)%
Other investments	53,431	53,585	53,393	52,626	49,986	(0.3)%	6.9%
Loans held for sale	26,287	21,151	14,937	11,005	16,816	24.3%	56.3%
Loans
Commercial	1,637,467	1,315,087	1,298,874	1,315,114	1,328,526	24.5%	23.3%
Real estate - construction	276,240	229,256	227,969	197,571	195,524	20.5%	41.3%
Real estate - commercial	2,169,662	2,171,806	2,120,084	2,140,667	2,135,968	(0.1)%	1.6%
Real estate - residential	506,653	506,391	496,852	501,894	498,873	0.1%	1.6%
Installment	39,974	43,073	43,798	47,320	51,131	(7.2)%	(21.8)%
Home equity	463,629	463,222	456,278	458,627	460,957	0.1%	0.6%
Credit card	39,759	39,216	37,886	38,475	38,042	1.4%	4.5%
Lease financing	82,679	84,723	81,796	77,567	73,216	(2.4)%	12.9%
Total loans	5,216,063	4,852,774	4,763,537	4,777,235	4,782,237	7.5%	9.1%
Less
Allowance for loan and lease losses	53,332	52,876	53,076	52,858	53,989	0.9%	(1.2)%
Net loans	5,162,731	4,799,898	4,710,461	4,724,377	4,728,248	7.6%	9.2%
Premises and equipment	139,020	139,170	140,477	141,381	141,851	(0.1)%	(2.0)%
Goodwill and other intangibles	211,732	145,465	145,586	145,853	146,000	45.6%	45.0%
FDIC indemnification asset	18,931	20,338	20,397	22,666	24,160	(6.9)%	(21.6)%
Accrued interest and other assets	306,210	298,817	292,349	278,697	272,568	2.5%	12.3%
Total Assets	$7,880,533	$7,383,372	$7,245,796	$7,217,821	$7,353,469	6.7%	7.2%

LIABILITIES
Deposits
Interest-bearing demand	$1,330,673	$1,175,219	$1,214,882	$1,225,378	$1,214,726	13.2%	9.5%
Savings	1,979,627	1,947,566	1,922,815	1,889,473	1,827,590	1.6%	8.3%
Time	1,440,223	1,262,881	1,277,291	1,255,364	1,247,334	14.0%	15.5%
Total interest-bearing deposits	4,750,523	4,385,666	4,414,988	4,370,215	4,289,650	8.3%	10.7%
Noninterest-bearing	1,330,905	1,330,149	1,299,602	1,285,527	1,243,367	0.1%	7.0%
Total deposits	6,081,428	5,715,815	5,714,590	5,655,742	5,533,017	6.4%	9.9%
Federal funds purchased and securities sold
under agreements to repurchase	62,317	68,349	68,142	103,192	113,303	(8.8)%	(45.0)%
FHLB short-term borrowings	701,200	641,700	523,500	558,200	806,000	9.3%	(13.0)%
Total short-term borrowings	763,517	710,049	591,642	661,392	919,303	7.5%	(16.9)%
Long-term debt	119,515	47,084	47,598	48,241	52,656	153.8%	127.0%
Total borrowed funds	883,032	757,133	639,240	709,633	971,959	16.6%	(9.1)%
Accrued interest and other liabilities	103,061	108,041	96,224	68,369	74,581	(4.6)%	38.2%
Total Liabilities	7,067,521	6,580,989	6,450,054	6,433,744	6,579,557	7.4%	7.4%

SHAREHOLDERS' EQUITY
Common stock	570,025	571,501	570,623	574,643	574,209	(0.3)%	(0.7)%
Retained earnings	378,258	369,462	360,390	352,893	344,118	2.4%	9.9%
Accumulated other comprehensive loss	(17,219)	(20,715)	(17,054)	(21,409)	(20,888)	(16.9)%	(17.6)%
Treasury stock, at cost	(118,052)	(117,865)	(118,217)	(122,050)	(123,527)	0.2%	(4.4)%
Total Shareholders' Equity	813,012	802,383	795,742	784,077	773,912	1.3%	5.1%
Total Liabilities and Shareholders' Equity	$7,880,533	$7,383,372	$7,245,796	$7,217,821	$7,353,469	6.7%	7.2%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
ASSETS
Cash and due from banks	$114,279	$114,024	$112,841	$124,216	$125,528	$113,720	$122,693
Federal funds sold	0	0	0	0	8,795	0	2,964
Interest-bearing deposits with other banks	37,468	19,960	21,255	22,617	20,638	26,287	11,484
Investment securities	1,848,083	1,782,785	1,762,622	1,811,941	1,865,241	1,798,143	1,828,207
Loans held for sale	15,185	9,292	8,606	11,774	15,357	11,052	9,620
Loans
Commercial	1,464,508	1,318,408	1,300,869	1,282,752	1,221,637	1,361,861	1,157,248
Real estate - construction	259,972	226,314	215,380	192,626	154,515	234,052	116,603
Real estate - commercial	2,164,917	2,117,450	2,129,434	2,158,336	1,927,003	2,137,397	1,802,243
Real estate - residential	500,544	497,350	496,451	493,895	475,510	498,130	450,646
Installment	42,008	43,393	45,376	49,356	49,958	43,580	49,844
Home equity	462,283	459,414	458,083	456,494	444,745	459,942	430,527
Credit card	39,991	39,272	38,409	38,966	38,381	39,230	37,704
Lease financing	83,300	82,578	78,063	74,175	76,485	81,333	78,999
Total loans	5,017,523	4,784,179	4,762,065	4,746,600	4,388,234	4,855,525	4,123,814
Less
Allowance for loan and lease losses	54,398	54,662	53,648	54,656	55,697	54,239	57,560
Net loans	4,963,125	4,729,517	4,708,417	4,691,944	4,332,537	4,801,286	4,066,254
Premises and equipment	139,457	140,117	141,153	141,871	136,956	140,236	136,035
Goodwill and other intangibles	179,333	145,500	145,689	145,872	125,894	156,964	109,146
FDIC indemnification asset	19,848	20,744	22,112	24,172	28,050	20,893	35,221
Accrued interest and other assets	294,611	281,947	278,618	267,462	278,287	285,117	277,270
Total Assets	$7,611,389	$7,243,886	$7,201,313	$7,241,869	$6,937,283	$7,353,698	$6,598,894

LIABILITIES
Deposits
Interest-bearing demand	$1,230,621	$1,220,391	$1,176,263	$1,217,852	$1,135,126	$1,209,291	$1,137,540
Savings	2,015,373	1,950,127	1,914,723	1,904,568	1,782,472	1,960,443	1,706,845
Time	1,369,892	1,275,730	1,270,539	1,250,109	1,123,657	1,305,751	1,013,125
Total interest-bearing deposits	4,615,886	4,446,248	4,361,525	4,372,529	4,041,255	4,475,485	3,857,510
Noninterest-bearing	1,344,049	1,325,485	1,286,067	1,290,754	1,179,207	1,318,746	1,129,107
Total deposits	5,959,935	5,771,733	5,647,592	5,663,283	5,220,462	5,794,231	4,986,617
Federal funds purchased and securities sold
under agreements to repurchase	68,505	67,664	77,269	119,712	125,094	71,114	119,823
FHLB short-term borrowings	606,618	472,295	565,918	564,062	710,879	548,426	648,452
Total short-term borrowings	675,123	539,959	643,187	683,774	835,973	619,540	768,275
Long-term debt	71,583	47,266	47,825	49,952	60,355	55,645	60,188
Total borrowed funds	746,706	587,225	691,012	733,726	896,328	675,185	828,463
Accrued interest and other liabilities	92,352	84,330	74,198	64,729	74,764	83,693	74,699
Total Liabilities	6,798,993	6,443,288	6,412,802	6,461,738	6,191,554	6,553,109	5,889,779

SHAREHOLDERS' EQUITY
Common stock	570,723	571,078	573,932	574,588	574,190	571,899	574,572
Retained earnings	378,160	365,847	355,848	347,435	340,680	366,700	332,891
Accumulated other comprehensive loss	(19,725)	(18,242)	(20,163)	(18,841)	(20,969)	(19,375)	(25,106)
Treasury stock, at cost	(116,762)	(118,085)	(121,106)	(123,051)	(148,172)	(118,635)	(173,242)
Total Shareholders' Equity	812,396	800,598	788,511	780,131	745,729	800,589	709,115
Total Liabilities and Shareholders' Equity	$7,611,389	$7,243,886	$7,201,313	$7,241,869	$6,937,283	$7,353,698	$6,598,894

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	September 30, 2015		June 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$1,848,083	2.39%	$1,782,785	2.34%	$1,865,241	2.37%	$1,798,143	2.40%	$1,828,207	2.45%
Interest-bearing deposits with other banks	37,468	0.25%	19,960	0.26%	29,433	0.42%	26,287	0.26%	14,448	0.49%
Gross loans (2)	5,052,556	4.52%	4,814,215	4.45%	4,431,641	4.68%	4,887,470	4.49%	4,168,655	4.73%
Total earning assets	6,938,107	3.93%	6,616,960	3.87%	6,326,315	3.98%	6,711,900	3.91%	6,011,310	4.03%

Nonearning assets
Allowance for loan and lease losses	(54,398)		(54,662)		(55,697)		(54,239)		(57,560)
Cash and due from banks	114,279		114,024		125,528		113,720		122,693
Accrued interest and other assets	613,401		567,564		541,137		582,317		522,451
Total assets	$7,611,389		$7,243,886		$6,937,283		$7,353,698		$6,598,894

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$1,230,621	0.09%	$1,220,391	0.08%	$1,135,126	0.11%	$1,209,291	0.08%	$1,137,540	0.11%
Savings	2,015,373	0.19%	1,950,127	0.19%	1,782,472	0.26%	1,960,443	0.22%	1,706,845	0.23%
Time	1,369,892	1.05%	1,275,730	1.08%	1,123,657	0.97%	1,305,751	1.07%	1,013,125	0.96%
Total interest-bearing deposits	4,615,886	0.42%	4,446,248	0.42%	4,041,255	0.41%	4,475,485	0.43%	3,857,510	0.39%
Borrowed funds
Short-term borrowings	675,123	0.22%	539,959	0.19%	835,973	0.17%	619,540	0.20%	768,275	0.17%
Long-term debt	71,583	1.56%	47,266	2.51%	60,355	3.00%	55,645	2.10%	60,188	3.34%
Total borrowed funds	746,706	0.35%	587,225	0.37%	896,328	0.36%	675,185	0.36%	828,463	0.40%
Total interest-bearing liabilities	5,362,592	0.41%	5,033,473	0.41%	4,937,583	0.40%	5,150,670	0.42%	4,685,973	0.39%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	1,344,049		1,325,485		1,179,207		1,318,746		1,129,107
Other liabilities	92,352		84,330		74,764		83,693		74,699
Shareholders' equity	812,396		800,598		745,729		800,589		709,115
Total liabilities & shareholders' equity	$7,611,389		$7,243,886		$6,937,283		$7,353,698		$6,598,894

Net interest income (1)	$63,159		$58,674		$58,363		$180,419		$167,486
Net interest spread (1)		3.52%		3.46%		3.58%		3.49%		3.64%
Net interest margin (1)		3.61%		3.56%		3.66%		3.59%		3.73%

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$218	$511	$729	$132	$(104)	$28	$(685)	$(540)	$(1,225)
Interest-bearing deposits with other banks	0	11	11	(12)	5	(7)	(25)	23	(2)
Gross loans (2)	783	3,308	4,091	(1,803)	7,066	5,263	(7,499)	24,147	16,648
Total earning assets	1,001	3,830	4,831	(1,683)	6,967	5,284	(8,209)	23,630	15,421

Interest-bearing liabilities
Total interest-bearing deposits	$10	$230	$240	$38	$605	$643	$1,187	$1,975	$3,162
Borrowed funds
Short-term borrowings	43	78	121	109	(89)	20	178	(223)	(45)
Long-term debt	(112)	97	(15)	(219)	44	(175)	(557)	(72)	(629)
Total borrowed funds	(69)	175	106	(110)	(45)	(155)	(379)	(295)	(674)
Total interest-bearing liabilities	(59)	405	346	(72)	560	488	808	1,680	2,488
Net interest income (1)	$1,060	$3,425	$4,485	$(1,611)	$6,407	$4,796	$(9,017)	$21,950	$12,933

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

						Nine months ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2015 (2)	2015 (2)	2015 (2)	2014 (2)	2014 (3)	2015 (2)	2014 (3)
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$52,876	$53,076	$52,858	$53,989	$42,027	$52,858	$43,829
Provision for loan and lease losses	2,647	3,070	2,060	2,052	1,093	7,777	2,281
Gross charge-offs
Commercial	536	510	1,481	130	83	2,527	1,310
Real estate - construction	85	0	0	0	0	85	0
Real estate - commercial	941	2,515	208	385	702	3,664	1,944
Real estate - residential	101	250	314	221	161	665	701
Installment	124	12	131	78	63	267	205
Home equity	322	163	700	349	469	1,185	1,396
Other	276	237	294	287	338	807	871
Covered / formerly covered loans	1,577	1,585	1,916	4,318	*	5,078	*
Total gross charge-offs	3,962	5,272	5,044	5,768	1,816	14,278	6,427
Recoveries
Commercial	357	185	44	75	566	586	1,185
Real estate - construction	0	10	29	0	0	39	0
Real estate - commercial	444	179	354	423	323	977	771
Real estate - residential	87	23	64	29	34	174	161
Installment	59	44	60	45	46	163	173
Home equity	195	129	154	45	46	478	186
Other	52	71	45	111	135	168	295
Covered / formerly covered loans	577	1,361	2,452	1,857	*	4,390	*
Total recoveries	1,771	2,002	3,202	2,585	1,150	6,975	2,771
Total net charge-offs	2,191	3,270	1,842	3,183	666	7,303	3,656
Ending allowance for loan and lease losses	$53,332	$52,876	$53,076	$52,858	$42,454	$53,332	$42,454

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial	0.05%	0.10%	0.45%	0.02%	(0.16)%	0.19%	0.01%
Real estate - construction	0.13%	(0.02)%	(0.05)%	0.00%	0.00%	0.03%	0.00%
Real estate - commercial	0.10%	0.48%	(0.03)%	(0.01)%	0.09%	0.18%	0.10%
Real estate - residential	0.01%	0.21%	0.24%	0.18%	0.13%	0.15%	0.19%
Installment	0.65%	(0.32)%	0.68%	0.28%	0.15%	0.34%	0.09%
Home equity	0.12%	0.03%	0.53%	0.29%	0.42%	0.23%	0.42%
Other	0.74%	0.55%	0.88%	0.63%	0.72%	0.72%	0.67%
Covered/formerly covered loans	1.60%	0.33%	(0.74)%	3.06%	*	0.34%	*
Total net charge-offs	0.17%	0.27%	0.16%	0.27%	0.07%	0.20%	0.13%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial	$7,191	$6,683	$6,926	$5,817	$6,486	$7,191	$6,486
Real estate - construction	79	223	223	223	223	79	223
Real estate - commercial	17,228	21,186	29,925	27,752	25,262	17,228	25,262
Real estate - residential	4,940	5,257	6,100	7,241	6,696	4,940	6,696
Installment	321	305	278	443	398	321	398
Home equity	2,702	2,735	2,462	3,064	2,581	2,702	2,581
Lease financing	0	0	0	0	0	0	0
Covered /formerly covered loans	3,252	3,284	3,239	3,929	*	3,252	*
Nonaccrual loans	35,713	39,673	49,153	48,469	41,646	35,713	41,646
Accruing troubled debt restructurings (TDRs)	20,226	20,084	15,429	15,928	13,369	20,226	13,369
Total nonperforming loans	55,939	59,757	64,582	64,397	55,015	55,939	55,015
Other real estate owned (OREO)	15,187	16,401	20,906	22,674	11,316	15,187	11,316
Total nonperforming assets	71,126	76,158	85,488	87,071	66,331	71,126	66,331
Accruing loans past due 90 days or more	58	70	85	216	249	58	249
Total underperforming assets	$71,184	$76,228	$85,573	$87,287	$66,580	$71,184	$66,580
Classified assets	$95,597	$106,280	$109,090	$109,122	$105,914	$95,597	$105,914
Covered/formerly covered classified assets	33,110	33,651	44,727	45,682	*	33,110	*
Total classified assets	$128,707	$139,931	$153,817	$154,804	$105,914	$128,707	$105,914

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	149.33%	133.28%	107.98%	109.06%	101.94%	149.33%	101.94%
Nonperforming loans	95.34%	88.49%	82.18%	82.08%	77.17%	95.34%	77.17%
Total ending loans	1.02%	1.09%	1.11%	1.11%	0.95%	1.02%	0.95%
Allowance and loan marks, net of indemnification asset, to total loans	1.17%	1.27%	1.43%	1.51%	*	1.17%	*
Nonperforming loans to total loans	1.07%	1.23%	1.36%	1.35%	1.24%	1.07%	1.24%
Nonperforming assets to
Ending loans, plus OREO	1.36%	1.56%	1.79%	1.81%	1.49%	1.36%	1.49%
Total assets	0.90%	1.03%	1.18%	1.21%	0.90%	0.90%	0.90%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.97%	1.15%	1.46%	1.48%	1.19%	0.97%	1.19%
Total assets	0.65%	0.76%	0.97%	0.99%	0.72%	0.65%	0.72%

(1) Nonaccrual loans include nonaccrual TDRs of $13.6 million, $14.1 million, $20.3 million, $12.3 million, and $13.2 million, as of September 30, 2015, June 30. 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively.

(2) Includes covered and formerly covered assets for the three months ended September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014 as FDIC loss sharing coverage expired for the majority of these assets effective October 1, 2014.

(3) Excludes covered assets.
* Amounts reclassified in the fourth quarter of 2014 due to the expiration of FDIC loss sharing coverage on non-single family assets effective October 1, 2014.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Nine months ended,
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2015	2015	2015	2014	2014	2015	2014
PER COMMON SHARE
Market Price
High	$19.69	$18.55	$18.30	$19.00	$17.66	$19.69	$18.43
Low	$17.55	$16.68	$16.52	$15.34	$15.83	$16.52	$15.51
Close	$19.08	$17.94	$17.81	$18.59	$15.83	$19.08	$15.83

Average shares outstanding - basic	61,135,749	61,115,802	61,013,489	60,905,095	59,403,109	61,088,794	57,907,203
Average shares outstanding - diluted	61,987,795	61,915,294	61,731,844	61,627,518	60,112,932	61,858,724	58,639,394
Ending shares outstanding	61,713,633	61,707,847	61,686,887	61,456,547	61,368,473	61,713,633	61,368,473

Total shareholders' equity	$813,012	$802,383	$795,742	$784,077	$773,912	$813,012	$773,912

REGULATORY CAPITAL (1)	Preliminary					Preliminary
Common equity tier 1 capital	$638,574	$697,139	$686,191	$673,851	$662,504	$638,574	$662,504
Common equity tier 1 capital ratio	10.51%	12.34%	12.29%	12.69%	12.74%	10.51%	12.74%
Tier 1 capital	$638,678	$697,243	$686,295	$673,955	$662,608	$638,678	$662,608
Tier 1 ratio	10.52%	12.35%	12.29%	12.69%	12.74%	10.52%	12.74%
Total capital	$812,029	$751,818	$740,967	$728,284	$717,823	$812,029	$717,823
Total capital ratio	13.37%	13.31%	13.27%	13.71%	13.80%	13.37%	13.80%
Total capital in excess of minimum
requirement	$326,117	$300,006	$294,290	$303,358	$301,653	$326,117	$301,653
Total risk-weighted assets	$6,073,899	$5,647,658	$5,583,461	$5,311,573	$5,202,123	$6,073,899	$5,202,123
Leverage ratio	8.58%	9.77%	9.67%	9.44%	9.70%	8.58%	9.70%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	10.32%	10.87%	10.98%	10.86%	10.52%	10.32%	10.52%
Ending tangible shareholders' equity to ending tangible assets	7.84%	9.08%	9.16%	9.02%	8.71%	7.84%	8.71%
Average shareholders' equity to average assets	10.67%	11.05%	10.95%	10.77%	10.75%	10.89%	10.75%
Average tangible shareholders' equity to average tangible assets	8.12%	9.23%	9.11%	8.94%	8.83%	8.25%	8.73%

REPURCHASE PROGRAM (2)
Shares repurchased	148,935	0	0	0	0	148,935	40,255
Average share repurchase price	$18.68	N/A	N/A	N/A	N/A	$18.68	$17.32
Total cost of shares repurchased	$2,783	N/A	N/A	N/A	N/A	$2,783	$697

(1) 2015 amounts and ratios are calculated under the Basel III standardized approach
(2) Represents share repurchases as part of publicly announced plans.
N/A = Not applicable